Exhibit 10.16

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MANUFACTURING SERVICES AGREEMENT

This Manufacturing Services Agreement (this “Agreement”), dated as of August 31, 2017 (the “Effective Date”), is by and among, on the one hand, OptiNose US, Inc., duly organized and existing under the laws of Delaware and having offices located at 1020 Stony Hill Road, Suite 300, Yardley, PA 19067 (referred to herein as “OptiNose US”), OptiNose UK Ltd. duly organized and existing under the laws of England and having offices located at Hunts Rise, South Marston Park, Wiltshire, SN3 4TG, England (referred to herein as “OptiNose UK”), and OptiNose AS, duly organized and existing under the laws of Norway and having offices located at Gaustadalléen 21, 0349 Oslo, Norway (referred to herein as “OptiNose Norway”, and collectively with OptiNose US and OptiNose UK, “OptiNose”), and, on the other hand, and Ximedica, LLC, a Rhode Island limited liability company, having a principal office at 55 DuPont Drive, Providence, Rhode Island 02907 (“Ximedica”).

WHEREAS, Ximedica is a device development and manufacturing company skilled in the design, development, manufacture and assembly of medical devices and delivery systems and of their components;

WHEREAS, OptiNose desires to retain Ximedica to assemble and supply LDSAs (as defined herein) for use by OptiNose in the subsequent production of Finished Product (as defined herein) under FDA and other regulations for the benefit of patients.

In consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

ARTICLE I
DEFINITIONS

“Acting OptiNose Party” shall have the meaning set forth in Section 17.17.

“Action” shall have the meaning set forth in Section 12.01.

“Affiliate” means any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, another Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Binding Period” shall have the meeting set forth in Section 2.06.

“Capacity” means the facility space, equipment, utilities, maintenance capabilities, infrastructure, human capital, and other capabilities in sufficient volume needed to manufacture LDSAs, except for the OptiNose Equipment.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Confidential Information” means any information that is treated as confidential by a party, whether tangible or intangible, including, without limitation, any and all specification information, techniques, discoveries, inventions, processes, know-how, patent applications and related information, inventor certificates, trade names, trade secrets, methods of production, technology, other proprietary information, other intellectual property, information pertaining to business operations and strategies, and information pertaining to pricing, and marketing of Finished Product or Material. Confidential Information shall not include information that: (a) is already known to the Receiving Party without restriction on use or disclosure prior to receipt of such information from the Disclosing Party; (b) is or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, the Receiving Party; (c) is developed by the Receiving Party independently of, and without reference to, any Confidential Information of the Disclosing Party; or (d) is received by the Receiving Party from a third party who is not under any obligation to the Disclosing Party to maintain the confidentiality of such information.

“Defaulting Party” shall have the meaning set forth in Section 15.02.

“Defective Product” means any LDSA that fails to conform to the Specifications, Quality Agreement or applicable Laws or that contains a Latent Defect or Patent Defect.

“Deliverables” means all documents, work product and other materials that are delivered to OptiNose hereunder or prepared by or on behalf of Ximedica in the course of performing the services under this Agreement.

“Direct Cost” shall have the meeting set forth in Exhibit A.

“Disclosing Party” means a party that discloses Confidential Information under this Agreement.

“Effective Date” shall have the meaning set forth in the preamble of this Agreement.

“Effective Designation Date” shall have the meaning set forth in Section 17.19.

“FDA” means the U.S. Food & Drug Administration.

“FD&C Act” means the Federal Food, Drug, and Cosmetic Act, as amended, and includes the rules, regulations and guidances promulgated thereunder (including, without limitation, current Good Manufacturing Practices).

“Finished Product” means the full saleable product unit for OPN-375 including without limitation active ingredient, delivery system, container closure system, and market package.

“Force Majeure Event” shall have the meaning set forth in Section 18.01.

“Further Indirect Cost” shall have the meeting set forth in Exhibit A.

“Indirect Cost” shall have the meeting set forth in Exhibit A.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Intellectual Property Rights” means all (a) patents, patent disclosures and inventions (whether patentable or not), (b) trademarks, service marks, trade dress, trade names, logos, corporate names and domain names, together with all of the goodwill associated therewith, (c) copyrights and copyrightable works (including computer programs), mask works, and rights in data and databases, (d) trade secrets, know-how and other confidential information, and (e) all other intellectual property rights, in each case whether registered or unregistered and including all applications for, and renewals or extensions of, such rights, and all similar or equivalent rights or forms of protection in any part of the world.

“Latent Defect” means a defect where any LDSA fails to conform to the Specifications, Quality Agreement or applicable Laws, which could not reasonably have been discovered upon receipt and physical inspection of the LDSA by OptiNose or its designee.

“Law” means any statute (including without limitation the FD&C Act), law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or guidance, or rule of law of any federal, state, local or foreign government or political subdivision thereof, or any arbitrator, court or tribunal of competent jurisdiction that is applicable: (a) to the obligations of Ximedica in supplying OptiNose with the LDSAs, and  performing any related activities under other terms of this Agreement, or (b) to the obligations of OptiNose.

“LDSA” means a liquid delivery subassembly component manufactured under this Agreement.

“Losses” means all losses, damages, liabilities, deficiencies, actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers.

“Material” means the OptiNose Components and all other components and inputs needed for Ximedica to manufacture the LDSAs in accordance with the Specifications.

“NDA” means a new drug application filed with the FDA.

“OptiNose” shall have the meaning set forth in the preamble.

“OptiNose Components” shall have the meaning set forth in Section 2.02(a).

“OptiNose Equipment” means equipment (i) that can be used only for production of LDSA’s under this Agreement or (ii) that OptiNose desires to have dedicated solely to the production of LDSA’s under this Agreement.

“OptiNose Indemnitee” shall have the meeting set forth in Section 12.01.

“OptiNose Information” means any documents, data, know-how, trade secrets, methodologies, software and other information (Confidential Information or otherwise) provided to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Ximedica by or on behalf of OptiNose or developed by Ximedica on behalf of OptiNose, including without limitation computer programs, reports and specifications.

“OptiNose Supply Relationship Manager” shall have the meaning set forth in Section 7.01(a)

“Patent Defect” means any instance where any LDSA fails to conform to the Specifications, Quality Agreement or applicable Laws due to the acts or omissions of Ximedica, where such failure is or was discoverable upon reasonable physical inspection upon receipt by OptiNose or its designee.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

“Pre-existing Information” means all documents, data, know-how, methodologies, software and other information provided by or used by Ximedica in connection with performance by Ximedica under this Agreement, in any case developed or acquired by Ximedica independently of this Agreement and of other services performed by Ximedica for OptiNose prior to or after the date hereof.

“Purchase Order” shall have the meaning set forth in Section 2.08(a).

“Quality Agreement” means that Quality Agreement between OptiNose and Ximedica to be entered between the parties related to production of the LDSAs.

“Quantitative Defect” means any instance in which Ximedica has delivered a quantity that is [***] percent ([***]%) less than, or [***] percent ([***]%) greater than, the quantity stated in any invoice or bill of lading.

“Receiving Party” means a party that receives or acquires Confidential Information directly or indirectly under this Agreement.

“Rolling Forecast” shall have the meeting set forth in Section 2.06.

“Specifications” means those issued specifications according to the Device Master Record for the LDSA.

“Term” shall have the meaning set forth in Section 14.01.

“Ximedica” shall have the meaning set forth in the preamble.

“Ximedica Supply Relationship Manager” shall have the meaning set forth in Section 6.01(a).

“Ximedica Equipment” means any and all equipment, systems, or facilities owned or leased, by or on behalf of Ximedica and made available for either direct or indirect performance by Ximedica under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Ximedica Personnel” means all employees, contractors, and consultants, engaged by Ximedica to perform under this Agreement.

ARTICLE II
SUPPLY OF LDSAS

Section 2.01               Supply.  During the Term and subject to the terms and conditions set forth herein, Ximedica shall manufacture LDSAs in compliance with the Specifications, Quality Agreement, applicable Laws and the other terms of this Agreement and deliver them to OptiNose or its designee.  Delivery of the LDSAs shall be [***]; [***] shall arrange for the LDSAs to be picked up by a carrier identified and paid by [***] or its designee.  During the Term, Ximedica shall use [***] to ensure that it has the Capacity to meet all of OptiNose’s requirements for LDSAs in a timely manner based on the applicable Rolling Forecast under this Agreement; provided that if new or additional OptiNose Equipment is required, Ximedica will inform OptiNose with sufficient lead time for such OptiNose Equipment to be acquired by OptiNose [***] and qualified for use under this Agreement taking into account normal equipment malfunctions and breakdowns not preventable through normal maintenance; provided, that additional OptiNose Equipment shall not be deemed required until existing OptiNose Equipment is being fully utilized, including without limitation usage during [***] ([***]) [***] ([***]) hour shifts per week.

Section 2.02               Inputs for Supply of LDSA’s.

(a)           OptiNose is responsible for negotiation of agreements and payment for the items listed on Exhibit B (“OptiNose Components”) for use in the manufacture of LDSA’s.

(b)           OptiNose will manage the relationship with suppliers of the OptiNose Components identified in Exhibit B, placing orders for OptiNose Components, arranging delivery to Ximedica of the OptiNose Components at OptiNose’s cost, and ensuring that such suppliers perform in accordance with requirements of OptiNose.  Ximedica shall enter into quality agreements or the equivalent with such suppliers of the OptiNose Components in consultation with OptiNose (including OptiNose’s review and comment on such quality agreements), requiring such suppliers to comply with Law and to supply the OptiNose Components in a manner that enables Ximedica to supply the LDSA’s in accordance with the Specifications and the other requirements of this Agreement. Ximedica shall manage suppliers of the OptiNose Components within Ximedica’s quality systems as appropriate to ensure compliance with the quality agreements referenced in this Section 2.02(b).  OptiNose may initiate the addition or replacement of suppliers for each OptiNose Component upon [***] written notice to Ximedica and will work with Ximedica to execute such addition or replacement according to relevant OptiNose and Ximedica procedures at OptiNose’s expense.

(c)           [***] is responsible for the negotiation, payment, purchase, and delivery to Ximedica of all Material other than the OptiNose Components.  Appropriate agreements and documentation of quality related requirements will also be the responsibility of [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 2.03               Specifications.  The Specifications may be amended in accordance with the terms of this Agreement, the Quality Agreement, or as required by the FDA or other similar regulatory authority, and by the written agreement of the parties. Ximedica shall not make changes to the Specifications without OptiNose’s prior written approval as provided for in the Quality Agreement.

Section 2.04               Validation and Other Services.  Before manufacturing LDSAs under this Agreement, Ximedica will have completed validation necessary and appropriate for such manufacture in accordance with the Specifications, applicable protocols- and the other requirements of this Agreement.

Section 2.05               Pricing.   Pricing for all LDSAs and any associated services shall be as set forth on Exhibit A.  The pricing included will be negotiated [***].  Ximedica will use [***] to engage in continuous improvement processes with respect to the manufacture of the LDSAs and any such resulting cost reductions shall be taken into account in evaluating any price changes as contemplated by this Section 2.05.  In determining whether to adjust prices at any [***] interval as provided in this Section 2.05, the Parties will determine whether any of Ximedica’s actual costs reflected in Exhibit A have changed and will incorporate such changes into the Price on a prospective basis; [***].  Ximedica shall provide sufficient documentation to support any price adjustment in accordance with this Section and OptiNose shall have the right, [***], to have such documentation (including requisite documentation from prior price increases) reviewed by an independent third party [***] acceptable to Ximedica.

Section 2.06               Forecasts.  Commencing on the Effective Date, OptiNose shall provide Ximedica with a non-binding, rolling [***] forecast of its LDSA requirements by quarter from Ximedica (“Rolling Forecast”).   The portion of the Rolling Forecast for the first [***] period shall be binding (a “Binding Period”) and the remaining [***] shall be for planning purposes and not binding (a “Non-Binding Period”).  OptiNose shall place Purchase Orders for the Binding Period of the Rolling Forecast in accordance with Section 2.08 of this Agreement.  The Rolling Forecast shall be updated [***] by OptiNose no later than the [***] ([***]) business day of each calendar month with the Binding Period updated with each Rolling Forecast to include the new [***] of the going forward [***] rolling forecast.  Ximedica shall participate in periodic sales and operations planning meetings with OptiNose and other suppliers as OptiNose [***] deems appropriate.  Notwithstanding any other provision of this Agreement, for Rolling Forecasts issued prior to the approval by the FDA of the NDA for the Finished Product, OptiNose shall not be required to buy any quantities that otherwise would be applicable for any Binding Period and OptiNose may, in its sole discretion, cancel or reduce any Purchase Order; [***]. The parties will [***] regarding planning of production of initial LDSAs required to build the initial launch quantities of the Finished Product promptly after approval by FDA of the NDA.  Ximedica shall provide OptiNose monthly inventory reports of LDSAs, OptiNose Components and all other Materials inventoried by Ximedica solely for the manufacture of LDSAs.

Section 2.07             Use of Forecasts.  Ximedica will reference the latest available Rolling Forecasts when ordering those Materials (excluding the OptiNose Components which shall

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

be ordered by OptiNose) necessary or appropriate to fulfill the forecasted LDSA requirements, taking into account necessary lead times, volume-based pricing, the applicable Materials’ expiration periods, the Binding Period, and any Purchase Orders for LDSAs outside the Binding Period.  Ximedica may purchase such Materials (including minimum quantities required by suppliers) on the basis of OptiNose’s most recent Rolling Forecasts for the applicable Binding Period and, further, the Rolling Forecast for the longer period in the case of such Materials having a longer lead time than [***].  If (a) the Purchase Orders for the corresponding period from OptiNose are for a quantity less than would reasonably support the amount of such Materials that Ximedica purchased in good faith reliance upon Binding Forecasts and according to the terms of this Agreement and (b) Ximedica represents in writing  that it is ultimately, in the exercise of [***], unable to return such Materials or otherwise use them, including without limitation to make LDSAs within [***] of receipt of such Materials by Ximedica, [***].  Invoices will be provided to substantiate the value of such Materials.  [***].

Section 2.08               Purchase Orders.

(a)           OptiNose shall submit purchase orders specifying: (a) the number of units of LDSAs to be manufactured, (b) the Price (determined in accordance with Exhibit A hereto) and (c) the expected delivery date (“Purchase Orders”).  Unless otherwise agreed, a Purchase Order shall not request a shipment date sooner than [***] ([***]) business days from the date of the Purchase Order unless agreed to separately by both parties.  Ximedica shall confirm acceptance of Purchase Orders and projected dates of shipment within [***] ([***]) business days of receiving a Purchase Order.   Failure of Ximedica to confirm any Purchase Order within the [***] ([***]) business day period shall be deemed to be acceptance of such Purchase Order, price and delivery.

(b)           For any Binding Period, OptiNose shall submit Purchase Orders that aggregately meet at least [***]% of the Rolling Forecast for such Binding Period, and Ximedica shall supply such Purchase Orders.  If the Purchase Orders for a month in the Binding Period in aggregate exceed the Rolling Forecast for such month by an amount between [***], Ximedica shall supply such excess under this Agreement, provided, however, that, in any consecutive [***] of the Rolling Forecast for such [***]. If such Purchase Orders in aggregate exceed the Rolling Forecast for such month in the Binding Period by more than [***], Ximedica shall use [***] to fill such orders, but shall not be in breach of this Agreement if Ximedica does not supply such excess beyond [***], as applicable.  Ximedica shall promptly advise OptiNose to what extent Ximedica can fulfill such excess amount above [***], as applicable, which amount shall be considered part of the accepted Purchase Order hereunder.

Section 2.09               Release of LDSAs.  Upon completion of manufacture and associated testing documentation and before shipping each batch, Ximedica shall send batch documentation, prepared pursuant to the Quality Agreement, to OptiNose’s designee for review and approval.  If OptiNose or its designee advises Ximedica of any issues or concerns regarding such batch documentation, Ximedica shall promptly rectify any such issue or concern and reissue updated batch documentation for review and approval within the time periods set forth in the Quality Agreement. Upon OptiNose’s (or OptiNose’s designee) receipt of complete batch

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documentation for such shipment, OptiNose’s designee shall, within the time period set forth in the Quality Agreement, review and respond as to whether the batch is approved for shipment.

Section 2.10               Non- or late Deliveries.  In the event that Ximedica is unable to make delivery by a ready to ship date specified in the applicable Purchase Order, Ximedica shall immediately notify OptiNose (and any designee of OptiNose) of such delay and provide the date of availability for the shipment.  If Ximedica fails to deliver the LDSAs in the quantities ordered in any Purchase Order within [***] of the date specified in such Purchase Order, then in addition to, and without waiver or limitation of any of its other rights hereunder, at law or in equity, OptiNose shall be entitled to a discount of [***]; provided, however such discount shall not apply to the extent such failure to timely deliver by Ximedica is [***]; provided, further, that in all instances Ximedica shall use its [***] to timely deliver LDSAs even if there were prior delays in the OptiNose Components due to [***].  The adjusted price shall be reflected by Ximedica in its invoice relating to the affected Purchase Order.

Section 2.11               Manager Meetings.  The parties shall meet periodically [***] at meetings to be organized by the OptiNose Supply Relationship Manager and the Ximedica Supply Relationship Manager to discuss, agree upon, and oversee implementation of initiatives to plan Capacity and OptiNose Equipment requirements, improve the LDSA manufacturing process to improve quality and to reduce cost and price for the benefit of both parties.  Participants in such meetings will be agreed to by the parties.  For each such agreed initiative, the parties shall agree on the capital and expense to implement the initiative, the party to provide funds for such capital and expense, the expected cost savings to result, and an equitable sharing of the cost and other benefits from the initiative after recoupment of the funds provided for the initiative (which sharing shall take into account a reasonable return on investment for the party providing the funds to implement such initiative).

ARTICLE III
EQUIPMENT, INVENTORY AND WORK IN PROGRESS

Section 3.01

(a)           Ximedica acknowledges that the OptiNose Equipment [***], is owned by OptiNose and that OptiNose may place identifying tags on the OptiNose Equipment confirming and providing notice of OptiNose’s ownership.  Ximedica shall not permit [***], and shall only use the OptiNose Equipment for the manufacture of the LDSAs hereunder or other activities for OptiNose. Ximedica hereby disclaims any interest, to the extent it has any, in the OptiNose Equipment and agrees to execute and deliver any agreements or other documents evidencing OptiNose’s ownership of such OptiNose Equipment.

(b)          Ximedica shall, [***], maintain the OptiNose Equipment in good working order (including maintenance and repair in the ordinary course and calibration, if needed) such that the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OptiNose Equipment enables Ximedica to produce LDSAs according to the Specifications and otherwise in accordance with this Agreement.  OptiNose shall be responsible for [***].

(c)           At OptiNose’s written request, Ximedica shall make available at Ximedica’s facility such OptiNose Equipment as OptiNose may designate, [***], and Ximedica shall provide [***] at OptiNose’s [***] in transitioning such OptiNose Equipment  to OptiNose or another supplier, including technical assistance to OptiNose or such other supplier in using the OptiNose Equipment to manufacture LDSAs.

Section 3.02               Inventory and Work In Progress.  The parties acknowledge that the OptiNose Components are the substantial majority of the inputs to the LDSAs by value and that the OptiNose Components will be the property of OptiNose at all times that such OptiNose Components are in Ximedica’s possession.  Accordingly, the parties agree that as other Material becomes integrated with the OptiNose Components as part of the manufacturing process to produce LDSAs, such partially completed LDSAs immediately without further action shall be the property of OptiNose, and that completed LDSAs still in the possession of Ximedica are the property of OptiNose at all times  Ximedica shall not [***].

Section 3.03               Bailment Agreements.  Ximedica agrees to enter a bailment agreement with OptiNose in the form reasonably acceptable to both parties for the OptiNose Equipment, the OptiNose Components, partially completed LDSAs containing OptiNose Components, and completed LDSAs.

ARTICLE IV
DEFECTIVE PRODUCT

Section 4.01               Notification of Defective Product.   OptiNose or its designee shall notify Ximedica within:

•      [***] business days after receiving a shipment of LDSAs if it determines that such shipment contains a Quantitative Defect,

•      [***] business days after receiving a shipment of LDSAs if it determines that such shipment contains a Patent Defect, and

•      [***] business days after OptiNose becomes aware of a Latent Defect.

OptiNose shall provide Ximedica a sample of what it alleges contains a Latent or Patent Defect, subject to compliance with the foregoing notice requirements and the provisions of Section 4.02, below.

Section 4.02      Resolution of Defective Product.

(a)           Patent Defect and Latent Defect. Subject to, and without waiver or limitation of OptiNose’s rights and remedies hereunder, at law and/or in equity, if Ximedica agrees that an LDSA has a Patent Defect or Latent Defect, Ximedica shall, [***], (i) [***] or (ii) [***]; provided,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

however, notwithstanding (i) and (ii) above, to the extent any such Defective Product [***].  If Ximedica does not agree with OptiNose’s determination that such LDSAs or shipment has a Latent or Patent Defect, then after [***] to resolve the disagreement, and subject to, and without waiver or limitation of OptiNose’s and/or Ximedica’s rights and remedies hereunder, at law and/or in equity, either Party may submit a sample of such LDSAs to a mutually agreed upon independent third party testing laboratory which is an expert in the industry and which will expertly apply the agreed upon testing protocol in order to determine whether the LDSAs meet the Specifications and the other requirements of this Agreement.  The independent party’s results shall be final and binding for purposes of determining whether payment is owed (but not for purposes of any pending or potential products liability litigation which shall be governed by Article 9 hereof). If such results indicate that the LDSAs were Defective Products, then in addition to, and without waiver or limitation of OptiNose’s or Ximedica’s rights and remedies hereunder, at law and/or in equity, Ximedica shall, [***], (i) [***], or (ii) [***].  If the independent party’s results indicate the LDSA was not a Defective Product, OptiNose shall [***].  Unless otherwise agreed to by the Parties in writing, the costs associated with testing and review of an LDSA pursuant to this Section shall be borne by [***].

(b)           Quantitative Defect.  Subject to, and without waiver or limitation of OptiNose’s and/or Ximedica’s rights and remedies hereunder, at law and/or in equity, if OptiNose believes that a shipment has a Quantitative Defect, OptiNose shall notify Ximedica within the applicable period.  If Ximedica agrees with such Quantitative Defect, Ximedica will promptly, and in no event more than [***] business days, ship sufficient LDSAs at OptiNose’s direction to remedy such Quantitative Defect. If Ximedica does not agree with OptiNose’s determination that such shipment has a Quantitative Defect, then after [***] to resolve the disagreement, and subject to, and without waiver or limitation of OptiNose’s and/or Ximedica’s rights and remedies hereunder, at law and/or in equity, Ximedica may require a mutually agreed upon independent third party to determine whether the shipment had a Quantitative Defect.  The independent party’s results shall be final and binding for purposes of determining whether Ximedica is obligated to ship additional LDSAs, and the costs of such independent third party shall be borne by [***]. If such results indicate that the shipment had a Quantitative Defect, then in addition to, and without waiver or limitation of OptiNose’s or Ximedica’s rights and remedies hereunder, at law and/or in equity, OptiNose shall be entitled to [***].

ARTICLE V
RECORDS AND REGULATORY MATTERS

Section 5.01               Recordkeeping.  Ximedica shall maintain true and accurate books, records, inventory of Materials and finished LDSAs, test and laboratory data, reports and all other information relating to Manufacturing under this Agreement, including all information required to be maintained by all Law.  Such information shall be maintained for the period specified in the Quality Agreement or longer if required under Law.  Ximedica shall provide or make such information available to OptiNose upon request and shall notify and provide OptiNose with advance notice and opportunity to obtain such information at the end of the retention period.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 5.02               Regulatory Compliance.  Ximedica will be responsible to maintain all permits and licenses required by any Law with respect to the facility and its equipment (other than the OptiNose Equipment for which OptiNose shall be solely responsible) for the manufacture and delivery of LDSAs and will manufacture and deliver the LDSAs in accordance with the requirements of this Agreement, including the Quality Agreement, the Specifications and applicable Laws.  In addition, during the Term, at OptiNose’s request Ximedica will provide [***] assistance [***] with all regulatory matters relating to the manufacturing of the LDSAs and services under this Agreement.  Each Party intends and commits to cooperate to satisfy all Law within the scope of its respective responsibilities under this Agreement.

Section 5.03               Regulatory Correspondence.   Ximedica shall notify OptiNose in accordance with the Quality Agreement of any notice, correspondence, and the result of any inspection(s) by or with the FDA or any Regulatory Authority (including without limitation any 483, warning letter, or similar correspondence) concerning an actual or potential regulatory deficiency, noncompliance or problem that directly or indirectly relates to the manufacturing of the LDSAs or any of the services provided by Ximedica under this Agreement.  Ximedica shall notify OptiNose in accordance with the Quality Agreement of any other notice or correspondence, and the result of any inspection(s), with the FDA or any Regulatory Authority that is reasonably likely to impact or directly relates to the manufacture of LDSAs or other performance under this Agreement.  In all of the foregoing notifications, Ximedica shall provide OptiNose with copies of any such notices, correspondences, or results of inspection in accordance with the Quality Agreement. Furthermore, Ximedica shall send a draft to OptiNose of all correspondence Ximedica intends to send to any Regulatory Authority with any substantial relation to LDSAs. For all correspondence with a Regulatory Authority related to LDSAs that is in response to any 483, warning letter, regulatory deficiency or other problem relating to the manufacture of LDSAs, Ximedica shall consult with, and reasonably consider the input of, OptiNose on the draft correspondence before such correspondence is sent to the Regulatory Authorities.  Regarding all interactions with Regulatory Authorities, both parties shall make [***] to act expeditiously in cooperating with each other and responding to Regulatory Authorities.

Section 5.04               Governmental Inspections and Requests.  Ximedica shall as soon as [***] practicable in accordance with the Quality Agreement inform OptiNose in writing of any inspection, notice or request for inspection, and other regulatory action, by any regulatory agency relating to the manufacture of LDSAs and/or, in the case of a facility to the extent related to Ximedica’s manufacturing, packaging, testing and storage of LDSAs at such facility, so that OptiNose has as much advance notice as possible to enable it to, as applicable and relevant, participate in preparation and/or strategy regarding and/or attend the inspection.  Ximedica shall permit the OptiNose’s representatives to be present during any such inspection related to LDSAs, including being present at any inspection of the facility to the extent such inspection is related to Ximedica’s manufacturing, packaging, testing or storage of the LDSAs.  As provided in Section 5.03, Ximedica will provide OptiNose with the results of all regulatory inspection or audits related to the LDSAs after Ximedica’s receipt of such results in accordance with the Quality Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 5.05               Recall.  In the event Ximedica believes a recall, field alert, product withdrawal or field correction may be necessary with respect to any LDSA provided under this Agreement, Ximedica shall as soon as practicable notify OptiNose in writing.  Ximedica will not act to initiate a recall, field alert, product withdrawal or field correction with respect to the LDSAs.  In the event OptiNose believes a recall, field alert, product withdrawal or field correction may be necessary with respect to any LDSA provided under this Agreement, OptiNose shall immediately notify Ximedica in writing and Ximedica shall provide [***] cooperation and assistance to OptiNose.  The cost of any recall, field alert, product withdrawal or field correction, and any assistance in connection therewith, shall be borne by [***].  For avoidance of doubt and subject to applicable Laws, OptiNose shall have the ultimate and final authority to initiate a recall of the LDSAs.

Section 5.06               Inspections and Audits by OptiNose.  [***], representatives of OptiNose shall have access upon [***] prior notice to Ximedica’s facility where it manufactures LDSAs for the purpose of: (a) conducting inspections of such facility and Ximedica’s maintenance and usage of the equipment utilized in the manufacture of the LDSAs, (b) performing quality control and quality assurance (including without limitation cGMP) audits (c) witnessing the manufacture, storage or transportation of the LDSAs or the Materials, and (d) requiring cycle counts by Ximedica (and adjustments to inventory as necessary).  OptiNose shall have access to the results of any tests performed by Ximedica relating to LDSAs and Materials and the processes or the Material that Ximedica’s purchases directly from a third party used in their manufacture.  Such inspections shall not relieve Ximedica of any of its obligations under this Agreement or create new obligations on the part of OptiNose.  This right of inspection can be exercised [***] (and as often as necessary for cause), subject to a written notice to Ximedica given in accordance with the time periods specified in the Quality Agreement, or at any time for cause.  Ximedica shall permit such inspection during normal business hours at reasonable and mutually acceptable times [***].  At all times, OptiNose’s representatives shall be accompanied by Ximedica personnel and follow all site reasonable health and safety policies of Ximedica.  Each inspection, audit and witnessing shall be subject, at all times, to Ximedica’s confidentiality and non-disclosure obligations to its other third party customers.

ARTICLE VI
XIMEDICA OBLIGATIONS

Section 6.01               Ximedica shall:

(a)           appoint a Ximedica employee to serve as a primary contact with respect to this Agreement and who will have the expertise and authority to act on behalf of Ximedica in connection with matters pertaining to this Agreement (the “Ximedica Supply Relationship Manager”);

(b)           maintain the same Ximedica Supply Relationship Manager throughout the Term except for changes in such personnel due to:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i)            OptiNose’s request; or

(ii)           the resignation or termination of such personnel or other circumstances outside of Ximedica’s reasonable control;

(c)           before the date on which the services under this Agreement are to start, obtain, and at all times during the Term maintain, all necessary licenses and consents and comply with all Laws;

(d)           prior to any Ximedica Personnel performing any services hereunder: (i) ensure that such Ximedica Personnel are suitably trained, skilled, experienced and qualified to perform such services; and (ii) ensure that such Ximedica Personnel have the legal right to work in the United States; and

(e)           maintain complete and accurate records relating to the provision of services under this Agreement, including records of the time spent and Materials used by Ximedica in providing such services in such form as OptiNose shall approve. During the Term and for a period of [***] thereafter, upon OptiNose’s written request, Ximedica shall allow OptiNose or OptiNose’s representative to inspect and make copies of such records and interview Ximedica Personnel in connection with the provision of the services under this Agreement; provided that any such inspection shall take place during regular business hours no more than [***] (which limit shall not include any inspections for cause) and OptiNose provides Ximedica with [***] advance written notice.

Section 6.02               Ximedica is responsible for all Ximedica Personnel and for the payment of their compensation, including, if applicable, withholding of income taxes, and the payment and withholding of social security and other payroll taxes, unemployment insurance, workers’ compensation insurance payments and disability benefits.

Section 6.03               Ximedica acknowledges that time is of the essence with respect to Ximedica’s obligations hereunder and that prompt and timely performance of all such obligations is strictly required.

Section 6.04               The obligations of Ximedica under this Agreement shall be performed fully within the facility located at 55 Dupont Drive, Providence RI. United States, unless approved in writing in advance by OptiNose.

Section 6.05               Upon Ximedica’s receipt of OptiNose Components, Ximedica shall promptly inspect such OptiNose Components in accordance with the applicable inspection criteria and ensure that such OptiNose Components provided by each such supplier meets the applicable specifications for such OptiNose Components and that no patent defects or quantitative defects exist.  Ximedica shall do such inspection within [***] business days of its receipt of such OptiNose Components.  Should the OptiNose Components fail any such inspection or should Ximedica identify any issues with the OptiNose Components, Ximedica shall provide OptiNose and the applicable supplier of such OptiNose Components notice of such failure and/or issue within [***] business day.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE VII
OPTINOSE’S OBLIGATIONS

Section 7.01               OptiNose shall:

(a)           appoint an OptiNose employee to serve as the primary contact with respect to this Agreement and who will have the expertise and authority to act on behalf of OptiNose with respect to matters pertaining to this Agreement (the “OptiNose Supply Relationship Manager”);

(b)           respond [***] to any Ximedica request to provide direction, information, approvals, authorizations or decisions that are reasonably necessary for Ximedica to perform in accordance with this Agreement;

(c)           provide such information as Ximedica may reasonably request and OptiNose considers [***] necessary in order to perform under this Agreement;

(d)           obtain and maintain all necessary licenses and consents and comply with all Law to the extent necessary for OptiNose’s performance under the Agreement; and

(e)           obtain and maintain throughout the term of this Agreement insurance on the OptiNose Equipment in [***] amounts and coverage.

ARTICLE VIII
FEES AND EXPENSES; PAYMENT TERMS

Section 8.01               Ximedica shall issue invoices to OptiNose upon delivery to OptiNose in accordance with Section 2.01 of LDSAs with pricing pursuant to Exhibit A for such LDSAs produced, and OptiNose shall pay all properly invoiced amounts due to Ximedica within [***] days after OptiNose’s acceptance for delivery, by OptiNose or its designee and receipt of such invoice, except for any amounts disputed by OptiNose in good faith (subject to OptiNose’s match process for Purchase Order, invoice and receipt). Ximedica shall provide, for OptiNose’s review and prior written approval, statements of work with budgetary allowances for any services not required to be provided by Ximedica at its costs by the quality agreement or this Agreement. Ximedica will provide invoices to those services as incurred on a monthly basis. All payments hereunder shall be in US dollars and made by check or wire transfer.  The provisions of this Agreement shall govern over any terms and conditions listed on any invoice or Purchase Order. A service fee of [***]% per month will be added to all accounts more than [***] days past due, and [***] is responsible for all collection and attorneys’ fees and costs required to collect unpaid amounts.

Section 8.02               [***] shall be responsible for all sales, use and excise taxes, and any other similar taxes, duties and charges of any kind imposed by any federal, state or local governmental entity on any amounts payable to Ximedica hereunder; [***]. In no event shall [***] pay or be responsible for any taxes imposed on, or with respect to, [***] income, revenues, gross receipts, personnel or real or personal property or other assets.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 8.03               Without prejudice to any other right or remedy it may have, OptiNose reserves the right to [***].

ARTICLE IX
INTELLECTUAL PROPERTY RIGHTS; OWNERSHIP

Section 9.01               Except as set forth in Section 9.03, OptiNose is, and shall be, the sole and exclusive owner of all right, title and interest in and to any Intellectual Property Rights generated in connection with Ximedica’s performance under this Agreement, and to any of the Deliverables, including all Intellectual Property Rights therein. Ximedica agrees, and will cause its Ximedica Personnel to agree, that with respect to any Intellectual Property Rights or Deliverables that may qualify as “work made for hire” as defined in 17 U.S.C. §101, such Intellectual Property Rights and Deliverables are hereby deemed a “work made for hire” for OptiNose. To the extent that any of the Intellectual Property Rights or Deliverables hereunder do not immediately vest in OptiNose or do not constitute a “work made for hire”, Ximedica hereby irrevocably assigns on behalf of itself and all Ximedica Personnel, and shall cause the Ximedica Personnel to irrevocably assign to OptiNose, in each case without additional consideration, all right, title and interest throughout the world in and to such Intellectual Property Rights and Deliverables, including all Intellectual Property Rights therein. Ximedica shall cause the Ximedica Personnel to irrevocably waive, to the extent permitted by applicable Law, any and all claims such Ximedica Personnel may now or hereafter have in any jurisdiction to so-called “moral rights” or rights of droit moral with respect to such Intellectual Property Rights and Deliverables.

Section 9.02               Upon the request of OptiNose, Ximedica shall, and shall cause the Ximedica Personnel to, promptly take such further actions, including execution and delivery of all appropriate instruments of conveyance, as may be necessary to assist OptiNose to prosecute, register, perfect or record its rights in or to any Deliverables.

Section 9.03               Ximedica and its licensors are, and shall remain, the sole and exclusive owners of all right, title and interest in and to the Pre-existing Information, including all Intellectual Property Rights therein. Ximedica hereby grants OptiNose a limited, irrevocable, perpetual, fully paid-up, royalty-free, transferable, sublicenseable, worldwide license to use, perform, display, execute, reproduce, distribute, transmit, modify (including to create derivative works), import, make, have made, sell, offer to sell and otherwise exploit any Pre-existing Information to the extent incorporated in, combined with or otherwise necessary for the use of the Intellectual Property Rights owned by or assigned to OptiNose hereunder and/or the Deliverables to the extent reasonably required for production of LDSAs by OptiNose or its designee.  All other rights in and to the Pre-existing Information are expressly reserved by Ximedica.

Section 9.04               OptiNose and its licensors are, and shall remain, the sole and exclusive owner of all right, title and interest in and to the OptiNose Information, including all Intellectual Property Rights therein. Ximedica shall have no right or license to use any OptiNose Information, except solely during the Term of the Agreement to the extent necessary to perform

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

under this Agreement. All other rights in and to the OptiNose Information are expressly reserved by OptiNose.

ARTICLE X
CONFIDENTIAL INFORMATION

Section 10.01     The Receiving Party agrees:

(a)           not to disclose or otherwise make available Confidential Information of the Disclosing Party to any third party without the prior written consent of the Disclosing Party; provided, however, that the Receiving Party may disclose the Confidential Information of the Disclosing Party to its Affiliates, and their officers, employees, consultants and legal advisors who have a “need to know”, who have been apprised of this restriction and who are themselves bound by nondisclosure obligations at least as restrictive as those set forth in this Article X, provided, that, the Receiving Party shall be responsible for any disclosure or use of Confidential Information by such persons or entities that is contrary to the terms of this Agreement;

(b)           to use the Confidential Information of the Disclosing Party only for the purposes of performing its obligations under the Agreement or, in the case of OptiNose, to make use of the services under this Agreement and Deliverables; and

(c)           to promptly notify the Disclosing Party in the event it becomes aware of any loss or disclosure of any of the Confidential Information of the Disclosing Party.

Section 10.02             If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall provide: (i) prompt written notice of such requirement so that the Disclosing Party may seek, at its sole cost and expense, a protective order or other remedy; and (ii) [***] assistance, [***], in opposing such disclosure or seeking a protective order or other limitations on disclosure. If, after providing such notice and assistance as required herein, the Receiving Party remains required by Law to disclose any Confidential Information, the Receiving Party shall disclose no more than that portion of the Confidential Information which, on the advice of the Receiving Party’s legal counsel, the Receiving Party is legally required to disclose and, upon the Disclosing Party’s request, shall use commercially reasonable efforts to obtain assurances from the applicable court or agency that such Confidential Information will be afforded confidential treatment.

ARTICLE XI
REPRESENTATIONS AND WARRANTIES

Section 11.01             Each party represents and warrants to the other party that:

(a)           it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)           it has the full right, power and authority to enter into this Agreement, to grant the rights and licenses granted hereunder and to perform its obligations hereunder;

(c)           the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate action of the party;

(d)           when executed and delivered by such party, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms; and

(e)           it will comply at all times with the provisions of applicable Laws of the United States (and, as applicable, analogous such laws in any other territories where regulatory approval is sought) regarding debarment and will upon request certify in writing to the other parties that none of its employees nor any person providing services in connection with this Agreement have been debarred under the provisions of such laws.

Section 11.02             Ximedica represents and warrants to OptiNose that:

(a)           it shall perform the services under this Agreement using personnel of required skill, experience and qualifications and in a professional and workmanlike manner in accordance with generally recognized industry standards for similar services and shall devote adequate resources to meet its obligations under this Agreement;

(b)           it is in compliance with, and shall perform under this Agreement in compliance with, all applicable Laws;

(c)           OptiNose will receive good and valid title to all Deliverables, free and clear of all encumbrances and liens of any kind;

(d)           the LDSAs provided under this Agreement shall be manufactured and delivered in strict compliance with the terms of this Agreement, including (i) the Specifications; (ii) all Laws relating to the manufacture of the LDSAs, including without limitation the FD&C Act and cGMPs; and (iii) the Quality Agreement;

(e)           the LDSAs provided under this Agreement (excluding the OptiNose Components) shall be free from material defects in workmanship and materials and shall meet or satisfy all of the applicable Specifications at time of shipment to OptiNose; provided that “time of shipment” means that Ximedica has completed all manufacturing activities with respect to the applicable LDSAs, all required documentation relating to such LDSAs has been received by OptiNose and OptiNose has approved the shipment of such LDSAs; and

(f)            none of Ximedica’s performance under this Agreement, Intellectual Property Rights owned by Ximedica or assigned to OptiNose hereunder, nor the Deliverables provided hereunder infringe any Intellectual Property Right of any third party; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(g)           as of the date hereof, there are no pending or, to Ximedica’s knowledge, threatened claims, litigation or other proceedings pending against Ximedica by any third party, in each case, excluding any infringement or claim, litigation or other proceedings to the extent arising out of (x) any OptiNose Information or any instruction, information, designs, specifications or other materials provided by OptiNose to Ximedica, (y) use of the Deliverables in combination with any materials or equipment not supplied or specified by Ximedica, if the infringement would have been avoided by the use of the Deliverables not so combined, and (z) any modifications or changes made to the Deliverables by or on behalf of any Person other than Ximedica.

Section 11.03             EXCEPT FOR THE EXPRESS WARRANTIES IN THIS AGREEMENT, EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EITHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE UNDER THIS AGREEMENT, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE XII
INDEMNIFICATION

Section 12.01             Ximedica shall defend, indemnify and hold harmless OptiNose and OptiNose’s Affiliates and their officers, directors, employees, agents, successors and permitted assigns (each, an “OptiNose Indemnitee”) from and against any and all Losses arising out of or resulting from any third party claim, suit, action or proceeding (each, an “Action”) to the extent arising out of or resulting from:

(a)           bodily injury, death of any person or damage to real or tangible, personal property resulting from the willful, fraudulent or negligent acts or omissions of Ximedica or Ximedica Personnel;

(b)           Ximedica’s breach of any representation, warranty or obligation of Ximedica set forth in this Agreement; and

(c)           a claim that any of Ximedica’s performance under this Agreement or OptiNose’s receipt or use of the LDSAs or Deliverables infringes any Intellectual Property Right of a third party; provided, however, that Ximedica’s liability under this Section 12.01(c) shall be reduced to the extent any Loss is attributable to any OptiNose Information or any instruction, information, designs, or specifications provided or approved by OptiNose in writing to Ximedica.

Section 12.02             OptiNose shall defend, indemnify and hold harmless Ximedica and Ximedica’s Affiliates and their officers, directors, employees, agents, successors and permitted assigns from and against all Losses arising out of or resulting from any third party Action to the extent arising out of or resulting from:

(a)           bodily injury, death of any person or damage to real or tangible, personal property resulting from the willful, fraudulent or negligent acts or omissions of OptiNose; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)           OptiNose’s breach of any representation, warranty or obligation of OptiNose in this Agreement.

Section 12.03             The party seeking indemnification hereunder shall promptly notify the indemnifying party in writing of any Action and cooperate with the indemnifying party [***]. The indemnifying party shall immediately take control of the defense and investigation of such Action and shall employ counsel of its choice to handle and defend the same [***]. The indemnifying party shall not settle any Action in a manner that adversely affects the rights of the indemnified party without the indemnified party’s prior written consent.  The indemnified party’s failure to perform any obligations under this Section 12.03 shall not relieve the indemnifying party of its obligations under this Section 12.03 except to the extent that the indemnifying party can demonstrate that it has been materially prejudiced as a result of such failure. The indemnified party may participate in and observe the proceedings [***].

ARTICLE XIII
LIMITATION OF LIABILITY

Section 13.01             EXCEPT AS OTHERWISE PROVIDED IN SECTION 13.02, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY THIRD PARTY FOR ANY LOSS OF USE, REVENUE OR PROFIT OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Section 13.02             The exclusions and limitations in Section 13.01 shall not apply to:

(a)           damages or other liabilities arising out of or relating to a party’s failure to comply with its obligations under Article IX (Intellectual Property Rights; Ownership);

(b)           damages or other liabilities arising out of or relating to a party’s failure to comply with its obligations under Article X (Confidentiality);

(c)           a party’s indemnification obligations under Article XII (Indemnification); and

(d)           damages or other liabilities arising out of or relating to a party’s gross negligence, willful misconduct or intentional acts.

ARTICLE XIV

TERM

Section 14.01   This Agreement shall commence as of the Effective Date and shall continue for a period of not less than two (2) years from the date that OptiNose receives FDA approval for the commercial sale of the Finished Product (the “Term”), unless sooner terminated pursuant to Article XV.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE XV
TERMINATION; EFFECT OF TERMINATION

Section 15.01             OptiNose, in its sole discretion, may terminate this Agreement:

(a)           at any time without cause, by providing at least [***] prior written notice to Ximedica;

(b)           by providing Ximedica written notice if Ximedica fails an inspection or suffers a hold, 483, warning letter, or other disciplinary action by the FDA or any other government authority and Ximedica fails to cure such inspection shortcoming, or remove or resolve such hold or disciplinary action in such a manner that the Ximedica facility passes re-inspection by the FDA or government authority and/or is free of the hold or disciplinary action, in good standing with FDA or such other government authority, and is lawfully able to and does resume timely and conforming manufacture and delivery of OptiNose’s LDSAs requirements in accordance with this Agreement within thirty days of such original inspection, or imposition of the hold or disciplinary action; or

(c)           by providing Ximedica written notice if Ximedica fails to gain recommendation for approval by FDA to manufacture LDSAs in accordance with this Agreement (with such recommendation being either unqualified or with any qualifications resolved to FDA’s acknowledged satisfaction) in a manner that does not delay either (i) approval by the FDA of the New Drug Application filed by OptiNose for Finished Product with the FDA, or (ii) the ability of OptiNose to begin commercial manufacture of LDSAs immediately upon such approval by the FDA.

Section 15.02             Either party may terminate this Agreement, effective upon written notice to the other party (the “Defaulting Party”), if the Defaulting Party:

(a)           materially breaches this Agreement, and such breach is incapable of cure, or with respect to a material breach capable of cure, the Defaulting Party does not cure such breach within [***] days after receipt of written notice of such breach.

(b)           (i) becomes insolvent or admits its inability to pay its debts generally as they become due; (ii) becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency law, which is not fully stayed within seven business days or is not dismissed or vacated within forty-five days after filing; (iii) is dissolved or liquidated or takes any corporate action for such purpose; (iv) makes a general assignment for the benefit of creditors; or (v) has a receiver, trustee, custodian or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business.

Section 15.03             Upon expiration or termination of this Agreement for any reason:

(a)           OptiNose shall have the right at any time after a notice of termination has been given or an event has occurred which, with the passage of time, will cause this Agreement to terminate to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

require Ximedica, as soon as reasonably practicable and in no more than [***] business days from the effective date of termination, to make available for removal by OptiNose or its designee [***]:  (i) all LDSAs, all Material, all partially completed LDSAs, all Deliverables and all OptiNose Information [***], and (ii) all OptiNose Equipment.    All of the foregoing items for removal shall be made available at the facility, [***], claims and encumbrances, and Ximedica shall provide [***] cooperation and assistance to OptiNose upon OptiNose’s written request [***] in transitioning the manufacture of LDSAs and related services under this Agreement to an alternate supplier.  [***].

(b)           Each party shall (i) return to the other party all documents and tangible materials (and any copies) containing, reflecting, incorporating or based on the other party’s Confidential Information, (ii) if the other party requests, use [***] efforts to permanently erase all of the other party’s Confidential Information from its computer systems, and (iii) certify in writing to the other party that it has complied with the requirements of this clause; provided, however, that OptiNose may retain copies of any Confidential Information of Ximedica incorporated in the Deliverables or to the extent necessary to allow it to make full use of the LDSAs and any Deliverables; and provided further, however, that Ximedica shall retain such documents and tangible materials as are required to be maintained by Ximedica under Law.

(c)           In no event shall OptiNose be liable for [***].

Section 15.04             The rights and obligations of the parties set forth in this Section 15.04 and Article I, Sections 5.01, 5.03, 5.04, 5.05, 5.06 and 6.01(e), Article IX, Article X, Article XI, Article XII, Article XIII, Section 15.03, Article XVI, Article XVII, and Article XIX, and any right or obligation of the parties in this Agreement which, by its nature, should survive termination or expiration of this Agreement, will survive any such termination or expiration of this Agreement.  For purposes of clarity, in no event shall any termination or expiration of this Agreement excuse either party from any breach or violation of this Agreement or other obligation that occurred prior to such termination or expiration and, in each such case, full legal and equitable remedies shall remain available to address such issues.

ARTICLE XVI
INSURANCE

Section 16.01             At all times during the Term and for a period of at least [***] thereafter, Ximedica shall procure and maintain, at its sole cost and expense, at least the following types and amounts of insurance coverage:

(a)           Commercial General Liability with limits no less than $[***] per occurrence, including bodily injury and property damage and products, which policy will include contractual liability coverage insuring the activities of Ximedica under this Agreement;

(b)           Worker’s Compensation with employer’s liability limits no less than $[***]; and

(c)           Errors and Omissions and/or Professional Liability with limits no less than $[***] per occurrence.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 16.02             All insurance policies required pursuant to this Article XVI shall:

(a)           be issued by an insurance company or insurance companies having an A.M. Best Rating of [***] or better;

(b)           provide that such insurance be primary insurance and any similar insurance in the name of and/or for the benefit of OptiNose shall be excess and non-contributory; provided, however, this provision shall not apply to the insurance required by Section 16.01(b); and

(c)           name OptiNose and OptiNose’s Affiliates, including, in each case, all successors and permitted assigns, as Additional Insureds; provided, however, this provision shall not apply to the insurance required by Section 16.01(b).

Section 16.03             Upon the written request of OptiNose, Ximedica shall provide OptiNose with copies of the certificates of insurance and policy endorsements for all insurance coverage required by this Article XVI, and shall not do anything to invalidate such insurance. This Article XVI shall not be construed in any manner as waiving, restricting or limiting the liability of either party for any obligations imposed under this Agreement (including but not limited to, any provisions requiring a party hereto to indemnify, defend and hold the other harmless under this Agreement).

ARTICLE XVII
NON-SOLICITATION

Section 17.01             During the Term and for a period of [***] thereafter, neither party shall, directly or indirectly, in any manner solicit or induce for employment any person who performed any work under this Agreement who is then in the employment of the other party. A general advertisement or notice of a job listing or opening or other similar general publication of a job search or availability to fill employment positions, including on the internet, shall not be construed as a solicitation or inducement for the purposes of this Section 17.01, and the hiring of any such employees or independent contractor who freely responds thereto shall not be a breach of this Section 17.01.

Section 17.02             If either Ximedica or OptiNose breaches Section 17.01, the breaching party shall, on demand, pay to the non-breaching party a sum equal to [***]  basic salary or the [***] that was payable by the claiming party to that employee, worker or independent contractor incurred by the non-breaching party in replacing such person.

ARTICLE XVIII
FORCE MAJEURE

Section 18.01             No party shall be liable or responsible to the other party, nor be deemed to have defaulted under or breached this Agreement, for any failure or delay in fulfilling

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or performing any term of this Agreement, when and to the extent such failure or delay is caused by or results from acts beyond the affected party’s reasonable control, including, without limitation:

(a)           acts of God;

(b)           flood, fire or explosion;

(c)           war, invasion, riot or other civil unrest;

(d)           actions, embargoes or blockades in effect on or after the date of this Agreement;

(e)           national or regional emergency;

(f)            strikes, labor stoppages or slowdowns or other industrial disturbances; or

(g)           compliance with any law or governmental order, rule, regulation or direction, or any action taken by a governmental or public authority, including but not limited to imposing an embargo, export or import restriction, quota or other restriction or prohibition, or failing to grant a necessary license or consent;

(each of the foregoing, a “Force Majeure Event”). A party whose performance is affected by a Force Majeure Event shall give notice to the other party, stating the period of time the occurrence is expected to continue and shall use [***] to end the failure or delay and minimize the effects of such Force Majeure Event.

Section 18.02             During the Force Majeure Event, the non-affected party may similarly suspend its performance obligations until such time as the affected party resumes performance.

Section 18.03             The non-affected party may terminate this Agreement if such failure or delay continues for a period of [***] days or more and, [***].

ARTICLE XIX
MISCELLANEOUS

Section 19.01             Each party shall, upon the reasonable request, promptly execute such documents and perform such acts as may be necessary to give full effect to the terms of this Agreement.

Section 19.02             The relationship between the parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture or other form of joint enterprise, employment or fiduciary relationship between the parties, and neither party shall have authority to contract for or bind the other party in any manner whatsoever.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 19.03             Neither party shall issue or release any announcement, statement, press release or other publicity or marketing materials relating to this Agreement, or otherwise use the other party’s trademarks, service marks, trade names, logos, symbols or brand names, in each case, without the prior written consent of the other party, except to the extent necessary pursuant to any applicable securities exchange rule.

Section 19.04             All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 19.04.)

If to Ximedica:	Ximedica, LLC Attn: Chief Executive Officer 55 DuPont Drive Providence, RI 02907

If to OptiNose:

OptiNose US, Inc.
Attn: Chief Executive Officer
1020 Stony Hill Road, Suite 300
Yardley, PA 19067

To OptiNose UK:
OptiNose UK, Ltd.
Hunts Rise
South Marston Park, Wiltshire
SN3 4TG, England
Attention: Chief Executive Officer

To OptiNose Norway:
OptiNose AS
Gaustadalléen 210349
Oslo, Norway
Attention: Chief Executive Officer

In each instance, with cc to:
OptiNose US, Inc. Attn: Chief Legal Officer 1020 Stony Hill Road, Suite 300 Yardley, PA 19067

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 19.05             For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Sections and Exhibits refer to the Sections of, and Exhibits attached to, this Agreement; and (y) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Schedules, Exhibits and Statements of Work referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 19.06             This Agreement, together with all Exhibits and any other documents incorporated herein by reference, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.  For purposes of clarity, this Agreement shall not supersede the development agreements and other related project work between the parties not otherwise covered by this Agreement.

Section 19.07             Neither party may assign, transfer or delegate any or all of its rights or obligations under this Agreement (including without limitation to any subcontractors), without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, that, upon prior written notice to the other party, either party may assign the Agreement to an Affiliate of such party or to a successor of all or substantially all of the assets of such party through merger, reorganization, consolidation or acquisition; provided further, that, notwithstanding the foregoing, Ximedica may not make such an assignment without OptiNose’s prior written consent, not to be unreasonably withheld. No assignment shall relieve the assigning party of any of its obligations hereunder. Any attempted assignment, transfer or other conveyance in violation of the foregoing shall be null and void. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 19.08             This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

Section 19.09             The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 19.10             This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 19.11             If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 19.12             This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware. Any legal suit, action or proceeding arising out of or related to this Agreement provided hereunder may be instituted in the federal courts of the United States located in the State of Delaware or the courts of the State of Delaware, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding, service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court.

Section 19.13             Each party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 19.14             Each party acknowledges that a breach by a party of Article IX (Intellectual Property Rights; Ownership) or Article X (Confidentiality) may cause the non-breaching party irreparable damages, for which an award of damages would not be adequate compensation and agrees that, in the event of such breach or threatened breach, the non-breaching party will be entitled to seek equitable relief, including a restraining order, injunctive relief, specific performance and any other relief that may be available from any court, in addition to any other remedy to which the non-breaching party may be entitled at law or in equity. Such remedies shall not be deemed to be exclusive but shall be in addition to all other remedies available at law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

Section 19.15             In the event that any action, suit, or other legal or administrative proceeding is instituted or commenced by either party hereto against the other party arising out of or related to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and court costs from the non-prevailing party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 19.16             This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 19.17             [***].

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

XIMEDICA, LLC		OPTINOSE US, INC.

By:	/s/ Craig Cameran	By:	/s/ Peter Miller
Name:	Craig Cameran	Name:	Peter Miller
Its:	Chief Financial Officer	Its:	Chief Executive Officer

OPTINOSE UK LTD.

		By:	/s/ Peter Miller
		Name:	Peter Miller
		Its:	Chief Executive Officer

OPTINOSE AS

		By:	/s/ Peter Miller
		Name:	Peter Miller
		Its:	Chief Executive Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

PRICING

The per unit price (“Price”) of LDSAs shall be as set forth on the attached.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

OPTINOSE COMPONENTS

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